                               BISHOP STREET FUNDS

                                   PROSPECTUS
                                 APRIL 30, 1999



                                MONEY MARKET FUND





                               INVESTMENT ADVISER
                               FIRST HAWAIIAN BANK
                      A SUBSIDIARY OF BANCWEST CORPORATION



   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED ANY FUND SHARES OR
          DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.
                IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

                           HOW TO READ THIS PROSPECTUS

Bishop Street Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Institutional Class of the Money Market Fund that you should know about before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. IN THE NEXT COLUMN, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT THE FUND.

IF YOU WOULD LIKE MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                    PAGE
     PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
     PERFORMANCE INFORMATION AND EXPENSES                            4
     MORE INFORMATION ABOUT RISK                                     8
     THE FUND'S OTHER INVESTMENTS                                    9
     INVESTMENT ADVISER AND INVESTMENT TEAM                          9
     PURCHASING, SELLING AND EXCHANGING FUND SHARES                 10
     DIVIDENDS, DISTRIBUTIONS AND TAXES                             13
     THE BOARD OF TRUSTEES                                          14
     FINANCIAL HIGHLIGHTS                                           16
     HOW TO OBTAIN MORE INFORMATION ABOUT
     BISHOP STREET FUNDS                                       Back Cover

INFORMATION ABOUT THE FUND

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

BISHOP STREET MONEY MARKET FUND


FUND SUMMARY


Investment Goal                        Preserving principal and maintaining
                                       liquidity while providing current income

Investment Focus                       Short-term money market instruments

Share Price Volatility                 Very low

Principal Investment Strategy          Investing in high quality, U.S. dollar
                                       denominated short-term securities

Investor Profile                       Conservative investors seeking current
                                       income through a low risk liquid
                                       investment

INVESTMENT STRATEGY

The Money Market Fund is comprised of short-term U.S. dollar denominated debt obligations that are rated in one of the two highest categories by nationally recognized rating organizations or securities that the Adviser determines are of comparable quality. The Fund invests substantially all of its assets in short-term securities including: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments (including Canadian and Provincial Government, and Crown Agency Obligations); and (v) U.S. Treasury Obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government. The Fund may also enter into fully-collateralized repurchase agreements.

Using a top-down strategy and bottom-up security selection process, the Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The Fund follows strict SEC rules about credit quality, maturity and diversification of its investments.


PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to maintain a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

The Fund's investment approach, with its emphasis on short-term obligations, is expected to provide current income with low risk to principal and lower exposure to fluctuations in share price. The Fund can be expected to provide lower returns than fixed income funds which invest in longer-term securities.

THE MONEY MARKET FUND TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE THIS GOAL.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

                     1996                          5.12%
                     1997                          5.29%
                     1998                          5.26%

                   Best Quarter                Worst Quarter
                      1.33%                        1.24%
                   (12/31/97)                   (6/30/96)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDING DECEMBER 31, 1998 TO THOSE OF THE IBC/FINANCIAL DATA FIRST TIER INSTITUTIONS-ONLY AVERAGE.


                                                                      1 YEAR        3 YEARS        SINCE INCEPTION
----------------------------------------------------------------- --------------- ------------- ----------------------
Money Market Fund                                                     5.26%          5.22%             5.33%*
IBC/Financial Data First Tier Institutions-Only Average               5.33%          5.31%             5.43%**


*    Since January 30, 1995
**  Since January 31, 1995

For information concerning the Fund's 7-Day Yield, please call 1-800-262-9565.


WHAT IS AN AVERAGE?

An average measures the share prices and/or performance of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The IBC/Financial Data First Tier Institutions-Only Average is a composite of mutual funds with investment goals similar to the Fund's goals.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                        None

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                                       None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                          None

Redemption Fee
(as a percentage of amount redeemed, if applicable)                        None

Exchange Fee                                                               None

Maximum Account Fee                                                        None

EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


ANNUAL FUND OPERATING EXPENSES


            Management Fees                                   0.30%
            Other Expenses                                    0.51%
            ------------------------------------------------- ----------
            Total Annual Fund Operating Expenses              0.81%


THE FUND'S TOTAL ACTUAL ANNUAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR ARE WAIVING A PORTION OF THEIR FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

         MONEY MARKET FUND                           0.50%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER AND INVESTMENT TEAM."

EXAMPLE:  COST OF INVESTING


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


        1 Year         3 Years      5 Years      10 Years
      -------------- ------------ ------------ -------------
         $83            $259         $450         $1,002

MORE INFORMATION ABOUT RISK

MANAGEMENT RISK - The risk that a strategy used by the Fund's management may fail to produce the intended result.

FIXED INCOME RISK - The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

- CALL RISK - During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

- CREDIT RISK - The possibility that an issuer will be unable to make timely payments of either principal or interest. Since the Fund purchases securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Fund to lose money and may affect the Fund's share price.

- EVENT RISK - Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund's multiple holdings.

- MUNICIPAL ISSUER RISK - There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

YEAR 2000 RISK - The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000, and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that they are devoting significant resources to prevent material adverse consequences to the Fund. The Fund is also researching and analyzing the year 2000 compliance of the underlying securities. While it is likely that such assurances will be obtained, the Fund and its shareholders may experience losses if these assurances prove to be incorrect. The Fund and its shareholders may also experience losses as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Fund does business.

THE FUND'S OTHER INVESTMENTS

In addition to the principal investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, the Fund cannot guarantee that it will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.


INVESTMENT ADVISER AND INVESTMENT TEAM

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities.

First Hawaiian Bank, a subsidiary of BancWest Corporation, serves as the Adviser to the Money Market Fund. As of December 31, 1998, First Hawaiian Bank had approximately $7.25 billion in assets under management. For the fiscal year ended December 31, 1998, First Hawaiian Bank received advisory fees from the Money Market Fund at the annual rate of 0.22%.


INVESTMENT SUB-ADVISER

Wellington Management Company, LLP serves as the investment sub-adviser to the Money Market Fund. As of December 31, 1998, Wellington Management Company, LLP had approximately $211 billion in assets under management. For the fiscal year ended December 31, 1998, First Hawaiian Bank paid Wellington Management, LLP sub-advisory fees based on the combined net assets of the Money Market Fund and the Treasury Money Market Fund at the annual rate of 0.07%.

INVESTMENT TEAM

The Sub-Adviser, Wellington Management Company, LLP, manages the Money Market Fund on a day-to-day basis. The Sub-Adviser selects, buys, and sells securities for the Money Market Fund under the supervision of the Adviser and the Board of Trustees.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") or exchange shares of the Fund.


HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:
-         Mail;
-         Telephone;
-         Wire; or
-         Direct Deposit.

To purchase shares directly from us, please call 1-800-262-9565. Write your check, payable in U.S. dollars, to Bishop Street Funds and mail to Bishop Street Funds, P.O. Box 419721, Kansas City, MO 64141-6721. We cannot accept third-party checks, credit cards, credit card checks or cash.

Institutional Class Shares may be purchased by: (i) holders of fiduciary, advisory, agency, custodial and other similar accounts maintained with BancWest Corporation and its banking and non-banking subsidiaries; (ii) shareholders of the Bishop Street Funds with an existing Fund account prior to June 14, 1999;
(iii) registered investment advisors, regulated by a federal or state governmental authority, or financial planners who purchase shares for an account for which they are authorized to make investment decisions and who are compensated by their clients for their services; (iv) retirement and other benefit plans sponsored by governmental entities; and (v) financial institutions, which may purchase shares on their own account or as record owner on behalf of their fiduciary, agency or custodial accounts. You may also purchase Institutional Class Shares of the Bishop Street Money Market Fund through a representative of BancWest Corporation and its banking and non-banking subsidiaries.


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. A Fund is deemed to have received your order upon receipt of a completed account application and a check or money order. If you already have an existing account, a Fund is deemed to have received your order upon receipt of your order and your check or money order.

The Money Market Fund calculates its NAV once each business day at 1:00 p.m., Eastern time. So, for you to be eligible to receive dividends from the Money Market Fund declared on the day you submit your purchase order, generally we must receive your order before 1:00 p.m., Eastern time and federal funds (readily available funds) before 4:00 p.m., Eastern time.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the assets in the Fund.

In calculating NAV for the Money Market Fund, we generally value the Fund's investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

The Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the NAV of the Fund's shares may change on days when you cannot purchase or sell Fund shares.


MINIMUM PURCHASES & AUTOMATIC INVESTMENT PLANS

You may open an account with a $1,000 minimum initial investment per fund ($500 for those investing in retirement plans and for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). The minimum initial investment may be reduced with an Automatic Investment Plan
(AIP).

If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment per fund ($50 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.


HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell (sometimes called "redeem") your shares on any Business Day by contacting the Fund by mail at P.O. Box 419721, Kansas City, MO 64141-6721 or by telephone at 1-800-262-9565.

If you are requesting to sell $5,000 or more of your shares in writing, please include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $20,000 in the Money Market Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from the Fund. The proceeds of the withdrawal will be mailed to you by check or electronically transferred to your bank account.


RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (subject to a $15 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries, who have arranged to purchase shares through the AIP) because of redemptions, you may be required to sell your shares.

But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting us directly by mail or telephone.

You may also exchange shares through your financial institution by mail or telephone.

IF YOU RECENTLY PURCHASED SHARES BY CHECK, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). THIS EXCHANGE PRIVILEGE MAY BE CHANGED OR CANCELED AT ANY TIME UPON 60 DAYS' NOTICE.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.


TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund declares its income daily and distributes its income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.


THE BOARD OF TRUSTEES

The Board of Trustees supervises the management and affairs of the Trust. The Trustees have approved contracts with certain companies that provide us with essential management services.

The Trustees of the Trust are as follows:

NAME                                              BUSINESS HISTORY
----                                              ----------------

Martin Anderson                   Partner, Goodsill Anderson Quinn & Stifel
                                  since 1951

Charles E. Carlbom                Senior Executive - Mergers & Acquisitions,
                                  United Grocers, Inc. since 1999; President and
                                  CEO, United Grocers, Inc. (1997-1999);
                                  President and CEO, Western Family Food, Inc.
                                  - Western Family Holding Inc. (1982-1997)

Philip H. Ching                   Vice Chairman, First Hawaiian Bank
                                  (1968-1996)

James L. Huffman                  Dean and Professor, Lewis & Clark Law
                                  School since 1973

Shunichi Kimura                   Judge, State of Hawaii Judiciary (1974-1994)

Robert A. Nesher                  Chairman, SEI Mutual Funds since 1974;
                                  Director and Executive Vice President of the
                                  Administrator and the Distributor (1981-1994)

William S. Richardson             Trustee, Kamehameha Schools Bishop Estate
                                  (1982-1992); Chief Justice, Supreme Court of
                                  Hawaii (1966-1983)

Peter F. Sansevero                Regional Director of the Northwestern Region
                                  and First Vice President, Merrill Lynch
                                  (1958-1997)

Manual R. Sylvester               Managing Partner, Coopers & Lybrand L.L.P.
                                  (1978-1992); Executive Partner, Coopers &
                                  Lybrand L.L.P. (1992)

Joyce S. Tsunoda                  Senior Vice President, University of Hawaii
                                  System since 1989; Chancellor, Community

                                  Colleges-University of Hawaii since 1983

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-262-9565.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED DECEMBER 31.


                                INVESTMENT ACTIVITIES                      DISTRIBUTIONS FROM
                          ----------------------------------   ---------------------------------------------
                                                  NET
                                                  REALIZED
                                                  AND
                          NET                     UNREALIZED                                 NET
                          ASSET                   GAINS OR                                   ASSET
                          VALUE       NET         LOSSES       NET                           VALUE
                          BEGINNING   INVESTMENT  ON           INVESTMENT       CAPITAL      END OF
                          OF PERIOD   INCOME      SECURITIES   INCOME           GAINS        PERIOD
------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
1998:                     $ 1.00       $0.05          --       $(0.05)            --          $1.00

1997:                     $ 1.00       $0.05          --       $(0.05)            --          $1.00

1996:                     $ 1.00       $0.05          --       $(0.05)            --          $1.00

1995(1):                  $ 1.00       $0.05          --       $(0.05)            --          $1.00


                                                                                             RATIO OF
                                                               RATIO OF                      NET INVESTMENT
                                                  RATIO OF     EXPENSES TO      RATIO OF     INCOME TO
                                      NET         EXPENSES     AVERAGE          NET          AVERAGE
                                      ASSETS      TO           NET ASSETS       INVESTMENT   NET ASSETS
                                      END OF      AVERAGE      EXCLUDING FEE    INCOME TO    EXCLUDING FEE
                          TOTAL       PERIOD      NET          WAIVERS AND      AVERAGE      WAIVERS AND
                          RETURN      (000)       ASSETS       REIMBURSEMENTS   NET ASSETS   REIMBURSEMENTS
                          ----------------------------------------------------------------------------------
MONEY MARKET FUND
1998:                     5.26%       $268,318      0.50%        0.81%           5.12%         4.81%

1997:                     5.29%       $246,671      0.51%        0.85%           5.18%         4.84%

1996:                     5.12%       $274,125      0.49%        0.60%           5.01%         4.90%

1995(1):                  5.67%+      $305,120      0.50%*       0.66%*          5.50%*        5.34%*


+   TOTAL RETURN HAS BEEN ANNUALIZED.
*   ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN
ROUNDED TO $0.
(1) COMMENCED OPERATIONS ON JANUARY 30, 1995.

                               BISHOP STREET FUNDS


INVESTMENT ADVISER

Portfolio Management Department
First Hawaiian Bank
999 Bishop Street
Honolulu, Hawaii 96813

SUB-ADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania  19103

More information about the Fund is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated April 30, 1999, includes detailed information about the Bishop Street Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends. The reports also contain detailed financial information about the Fund.


TO OBTAIN MORE INFORMATION:

BY TELEPHONE:  Call 1-800-262-9565

BY MAIL:  Write to the Fund
Bishop Street Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-annual reports, as well as other information about the Bishop Street Funds, from the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. The Fund's Investment Company Act registration number is 811-08572.